Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 4: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method where the cash flows of those loans represent solely payments of principal and interest, otherwise those loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, these loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that exactly discounts estimated future cash receipts through the expected term of the loan to the net carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below.
Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.
Lending Fees
Lending fees primarily arise in Personal
and Commercial Banking and Capital Markets. The accounting treatment for lending fees varies depending on the transaction. Some loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of the period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed, unless the yield on any loans we retain is less than that of other comparable lenders involved in the financing. In the latter case, an appropriate portion of the syndication fee is recorded as interest income over the term of the loan.
Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy, default or delinquency. Generally, consumer loans in both Canada and the U.S. are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when they are one year past due. In the U.S., all consumer loans are generally written off when they are 180 days past due, except for non-real
estate term loans, which are generally written off when they are 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes an estimate of future recoveries.
Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all recovery attempts have been exhausted.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continue
s
to apply.
Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are past due more than 90 days (180 days for credit card loans). Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit smaller than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
Once a loan is identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans reflecting the time value of money are recognized as interest income. Interest income on impaired loans of $96 million was recognized for the year ended October 31, 2020

($80 million in 2019 and $67 million in 2018).
During the year ended October 31, 2020, we recorded a net
loss of $
46
mil
lion
 before tax (gains of

$11 million in 2019 and $4 million in 2018) on the sale of impaired and written off loans.
Allowance for Credit Losses (ACL)
The allowance for credit losses recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The allowance for credit losses amounted to $3,814 million as at October 31, 2020 ($2,094 million in 201
9
), of which $3,303 million ($1,850 million in 2019) was recorded in loans and $511 million ($244 million in 2019) was recorded in other liabilities in our Consolidated Balance Sheet.
Significant changes in the gross balances, including originations, maturities and repayments in the normal course of operations, impact the allowance for credit losses.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for expected credit losses on financial assets regardless of whether there has been an actual impairment. We recognize a loss allowance at an amount generally equal to 12
-
month expected credit losses, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record expected credit losses over the remaining life of performing financial assets which are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The bank’s methodology for determining significant increase in credit risk is based on the change in probability of default (PD) between origination and reporting date, assessed using probability weighted scenarios as well as certain other criteria, such as
30-day
past due and watchlist status.
For each exposure, ECL is a function of the PD, exposure at default (EAD) and loss given default (LGD), with the timing of the loss also considered, and is estimated by incorporating forward-looking economic information and through the use of experienced credit judgment to reflect factors not captured in ECL models.
PD represents the likelihood that a loan will not be repaid and will go into default in either a 12
-
month horizon for Stage 1 or a lifetime horizon for Stage 2. The PD for each individual instrument is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the outstanding amount of credit exposure at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.
We consider past events, current market conditions and reasonable forward-looking supportable information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case, which represents, in our view, the most probable outcome, as well as benign and adverse forecasts, all of which are developed by our Economics group. Key economic variables used in the determination of the allowance for credit losses reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We have applied experienced credit judgment to reflect the impact of the extraordinary and highly uncertain environment on credit conditions and the economy as a result of the
COVID-19
pandemic.
Allowance on Impaired Loans
We maintain an allowance on individually identified impaired loans (Stage 3) of $727 million as at October 31, 2020 ($463 million as at October 31, 2019) on our gross impaired loans of $3,638 million as at October 31, 2020 ($2,629 million as at October 31, 2019), to reduce their carrying value to an expected recoverable amount of $2,911 million as at October 31, 2020 ($2,166 million as at October 31, 2019).
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are classified as impaired and written off when principal or interest payments are 180 days past due). The review of individually significant problem loans is conducted at least quarterly by the account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.
Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects the expected realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. Security can vary by type of loan and may include cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages and consumer instalment and other personal loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.

Loans: Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2020 and 2019. Stage 1 represents those performing loans carried with up to a 12-month expected credit loss, Stage 2 represents those performing loans carried with a lifetime expected credit loss, and Stage 3 represents those loans with a lifetime credit loss that are credit impaired.

(Canadian $ in millions)				2020				2019
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Exceptionally low	1	–	–	1	–	–	–	–
Very low	79,295	429	–	79,724	79,011	242	–	79,253
Low	24,490	2,481	–	26,971	20,853	2,821	–	23,674
Medium	11,560	6,461	–	18,021	13,651	4,578	–	18,229
High	172	446	–	618	124	397	–	521
Not rated	1,132	148	–	1,280	1,531	118	–	1,649
Impaired	–	–	409	409	–	–	414	414
Allowance for credit losses	51	75	16	142	15	32	17	64
Carrying amount	116,599	9,890	393	126,882	115,155	8,124	397	123,676
Loans: Consumer instalment and other personal
Exceptionally low	1,550	31	–	1,581	21,023	25	–	21,048
Very low	26,645	37	–	26,682	16,491	194	–	16,685
Low	20,935	585	–	21,520	9,894	346	–	10,240
Medium	10,324	4,334	–	14,658	10,510	4,264	–	14,774
High	429	1,470	–	1,899	397	1,423	–	1,820
Not rated	3,372	96	–	3,468	2,594	107	–	2,701
Impaired	–	–	340	340	–	–	468	468
Allowance for credit losses	134	429	105	668	82	318	136	536
Carrying amount	63,121	6,124	235	69,480	60,827	6,041	332	67,200
Loans: Credit cards (1)
Exceptionally low	2,252	–	–	2,252	2,418	–	–	2,418
Very low	1,106	15	–	1,121	1,214	16	–	1,230
Low	899	148	–	1,047	970	158	–	1,128
Medium	1,611	899	–	2,510	2,020	876	–	2,896
High	58	377	–	435	140	440	–	580
Not rated	524	–	–	524	606	1	–	607
Impaired	–	–	–	–	–	–	–	–
Allowance for credit losses	61	272	–	333	43	193	–	236
Carrying amount	6,389	1,167	–	7,556	7,325	1,298	–	8,623
Loans: Business and government (2)
Acceptable
Investment grade	127,525	3,242	–	130,767	134,587	1,028	–	135,615
Sub-investment grade	84,356	30,106	–	114,462	96,731	11,553	–	108,284
Watchlist	–	8,621	–	8,621	–	5,556	–	5,556
Impaired	–	–	2,889	2,889	–	–	1,747	1,747
Allowance for credit losses	510	1,044	606	2,160	263	441	310	1,014
Carrying amount	211,371	40,925	2,283	254,579	231,055	17,696	1,437	250,188
Commitments and financial guarantee contracts
Acceptable
Investment grade	138,141	1,628	–	139,769	134,920	884	–	135,804
Sub-investment grade	41,650	20,421	–	62,071	45,178	6,435	–	51,613
Watchlist	–	4,861	–	4,861	–	2,133	–	2,133
Impaired	–	–	1,261	1,261	–	–	324	324
Allowance for credit losses	211	288	12	511	119	103	22	244
Carrying amount (3)(4)	179,580	26,622	1,249	207,451	179,979	9,349	302	189,630

(1)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.

(2)	Includes customers’ liability under acceptances.

(3)
Represents the total contractual amounts of undrawn credit facilities and other off-balance sheet exposures, excluding personal lines of credit and credit cards that are unconditionally cancellable at our discretion.

(4)	Certain commercial borrower commitments are conditional and may include recourse with other parties.

The following table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2020 and 2019. Transfers represent the amount of ECL that moved between stages during the year, for example, moving from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurements represent the ECL impact due to transfers between stages, and changes in economic forecasts and credit quality. Model changes includes new calculation models or methodologies.

(Canadian $ in millions)				2020				2019
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Balance as at beginning of year	15	33	38	86	20	38	44	102
Transfer to Stage 1	25	(22)	(3)	–	27	(25)	(2)	–
Transfer to Stage 2	(3)	10	(7)	–	(2)	7	(5)	–
Transfer to Stage 3	–	(5)	5	–	–	(8)	8	–
Net remeasurement of loss allowance	6	70	22	98	(35)	26	15	6
Loan originations	14	–	–	14	7	–	–	7
Derecognitions and maturities	(3)	(6)	–	(9)	(2)	(4)	–	(6)
Model changes	(3)	(5)	–	(8)	–	–	–	–
Total Provision for Credit Losses (PCL) (1)	36	42	17	95	(5)	(4)	16	7
Write-offs (2)	–	–	(11)	(11)	–	–	(19)	(19)
Recoveries of previous write-offs	–	–	8	8	–	–	13	13
Foreign exchange and other	–	–	(26)	(26)	–	(1)	(16)	(17)
Balance as at end of year	51	75	26	152	15	33	38	86
Loans: Consumer instalment and other personal
Balance as at beginning of year	89	333	136	558	90	326	144	560
Transfer to Stage 1	189	(180)	(9)	–	174	(161)	(13)	–
Transfer to Stage 2	(25)	86	(61)	–	(18)	85	(67)	–
Transfer to Stage 3	(4)	(96)	100	–	(5)	(109)	114	–
Net remeasurement of loss allowance	(148)	315	196	363	(183)	232	167	216
Loan originations	49	–	–	49	48	–	–	48
Derecognitions and maturities	(18)	(38)	–	(56)	(16)	(40)	–	(56)
Model changes	16	33	–	49	–	–	–	–
Total PCL (1)	59	120	226	405	–	7	201	208
Write-offs (2)	–	–	(320)	(320)	–	–	(306)	(306)
Recoveries of previous write-offs	–	–	87	87	–	–	118	118
Foreign exchange and other	–	1	(24)	(23)	(1)	–	(21)	(22)
Balance as at end of year	148	454	105	707	89	333	136	558
Loans: Credit cards
Balance as at beginning of year	80	225	–	305	74	219	–	293
Transfer to Stage 1	152	(152)	–	–	107	(107)	–	–
Transfer to Stage 2	(32)	32	–	–	(21)	21	–	–
Transfer to Stage 3	(1)	(178)	179	–	(1)	(173)	174	–
Net remeasurement of loss allowance	(100)	429	82	411	(96)	288	72	264
Loan originations	18	–	–	18	20	–	–	20
Derecognitions and maturities	(6)	(25)	–	(31)	(4)	(24)	–	(28)
Model changes	(1)	(10)	–	(11)	–	–	–	–
Total PCL (1)	30	96	261	387	5	5	246	256
Write-offs (2)	–	–	(333)	(333)	–	–	(339)	(339)
Recoveries of previous write-offs	–	–	85	85	–	–	93	93
Foreign exchange and other	–	–	(13)	(13)	1	1	–	2
Balance as at end of year	110	321	–	431	80	225	–	305
Loans: Business and government
Balance as at beginning of year	338	496	311	1,145	298	408	209	915
Transfer to Stage 1	180	(172)	(8)	–	201	(187)	(14)	–
Transfer to Stage 2	(184)	195	(11)	–	(50)	65	(15)	–
Transfer to Stage 3	(8)	(285)	293	–	(1)	(66)	67	–
Net remeasurement of loss allowance	227	1,106	744	2,077	(214)	353	250	389
Loan originations	208	–	–	208	199	–	–	199
Derecognitions and maturities	(85)	(128)	–	(213)	(102)	(82)	–	(184)
Model changes	(30)	8	–	(22)	–	–	–	–
Total PCL (1)	308	724	1,018	2,050	33	83	288	404
Write-offs (2)	–	–	(716)	(716)	–	–	(203)	(203)
Recoveries of previous write-offs	–	–	72	72	–	–	66	66
Foreign exchange and other	12	38	(77)	(27)	7	5	(49)	(37)
Balance as at end of year	658	1,258	608	2,524	338	496	311	1,145
Total as at end of year	967	2,108	739	3,814	522	1,087	485	2,094
Comprised of: Loans	756	1,820	727	3,303	403	984	463	1,850
Other credit instruments (3)	211	288	12	511	119	103	22	244

(1)	Excludes PCL on other assets of $16 million for the year ended October 31, 2020 ($ (3) million for the year ended October 31, 2019).
(2)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(3)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities on the Consolidated Balance Sheet.

Loans and allowance for credit losses by geographic region as at October 31, 2020 and 2019 are as follows:

(Canadian $ in millions)	2020				2019
	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount	Gross amount	Allowance for credit losses on impaired loans (2)	Allowance for credit losses on performing loans (3)	Net amount

By geographic region (1) :
Canada	276,868	303	1,323	275,242	258,842	207	740	257,895
United States	160,192	410	1,225	158,557	158,454	256	630	157,568
Other countries	11,247	14	28	11,205	10,648	–	17	10,631
Total	448,307	727	2,576	445,004	427,944	463	1,387	426,094

(1)	Geographic region is based upon the country of ultimate risk.
(2)	Excludes allowance for credit losses on impaired loans of $12 million for other credit instruments, which is included in other liabilities ($22 million in 2019).
(3)	Excludes allowance for credit losses on performing loans of $499 million for other credit instruments, which is included in other liabilities ($222 million in 2019).
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2020 and 2019 are as follows:

(Canadian $ in millions)			2020			2019
	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)	Gross impaired amount (3)	Allowance for credit losses on impaired loans (4)	Net impaired amount (3)

Residential mortgages	409	16	393	414	17	397
Consumer instalment and other personal	340	105	235	468	136	332
Business and government (1)	2,889	606	2,283	1,747	310	1,437

Total	3,638	727	2,911	2,629	463	2,166

By geographic region (2) :
Canada	1,343	303	1,040	914	207	707
United States	2,211	410	1,801	1,715	256	1,459
Other countries	84	14	70	–	–	–

Total	3,638	727	2,911	2,629	463	2,166

(1)	Includes customers’ liability under acceptances.
(2)	Geographic region is based upon the country of ultimate risk.
(3)	Gross impaired loans and net impaired loans exclude purchased credit impaired loans.
(4)	Excludes allowance for credit losses on impaired loans of $12 million for other credit instruments, which is included in other liabilities ($22 million in 2019).

Loans Past Due Not Impaired
Loans that are past due but not classified as impaired are loans where our customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected, or loans which are held at fair value. The following table presents loans that are past due but not classified as impaired as at October 31, 2020 and 2019.

(Canadian $ in millions)				2020				2019
	1 to 29 days	30 to 89 days	90 days or more	Total	1 to 29 days	30 to 89 days	90 days or more	Total
Residential mortgages	806	543	43	1,392	806	465	16	1,287
Credit card, consumer instalment and other personal	2,136	345	65	2,546	1,590	426	87	2,103
Business and government	180	330	22	532	351	207	59	617

Total	3,122	1,218	130	4,470	2,747	1,098	162	4,007
Fully secured loans with amounts past due between 90
and 180
days that we have not classified as impaired totalled $53
million and $54
 million as at October 31
,
2020
and 2019
,
respectively.

ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability-weight assigned to each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan impairment allowances as a whole are sensitive.
As at October 31, 2020, the base case economic forecast used to calculate the allowance depicts a contracting Canadian economy with the U.S. economy following a similar trajectory. This is in contrast to the base case economic forecast as at October 31, 2019, which depicted moderate economic growth in Canada and the United States over the projection period. If we assumed a 100% base case economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $2,375 million as at October 31, 2020 ($1,325 million in 2019) compared to the reported allowance for performing loans of $3,075 million ($1,609 million in 2019).
As at October 31, 2020, the adverse case economic forecast depicts a more severe contraction of the Canadian and U.S. economy for the remainder of 2020 with a further decline in 2021 before recovering in 2022. This is in contrast to the adverse scenario forecast as at October 31, 2019, which depicted a more typical recession followed by a steady recovery through the end of the projection period. If we assumed a 100% adverse economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $4,875 million as at October 31, 2020 ($2,800 million in 2019) compared to the reported allowance for performing loans of $3,075 million ($1,609 million in 2019).
Actual results in a recession will differ as our portfolio will change through time due to migrat
i
on, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the three economic scenarios used in assessing the allowance, with weightings attached to adverse and benign scenarios often unequally weighted and the weightings will change through time.

The following table shows the key economic variables used to estimate the allowance on performing loans during the forecast period. The values shown represent the national annual average values for calendar 2020 for the base case scenario, calendar 2021 and 2022 for all scenarios. While the values disclosed below are national variables, we use regional variables in our underlying models and consider factors impacting particular industries where considered appropriate.

	As at October 31, 2020							As at October 31, 2019
All figures are average annual values	Benign scenario		Base scenario			Adverse scenario		Benign scenario		Base scenario			Adverse scenario
	2021	2022	2020	2021	2022	2021	2022	202 0	202 1	20 19	202 0	202 1	202 0	202 1

Real GDP growth rates (1)
Canada	9.0%	4.0%	(5.5)%	6.0%	3.0%	(2.1)%	0.8%	2.9%	2.5%	1.5%	1.7%	1.6%	(2.3)%	0.5%
United States	7.0%	3.7%	(4.5)%	4.0%	3.0%	(2.9)%	0.8%	2.4%	2.4%	2.3%	1.8%	1.9%	(2.0)%	0.6%
Corporate BBB 10-year spread
Canada	1.8%	2.0%	2.3%	2.2%	2.2%	4.5%	4.0%	2.0%	2.1%	2.1%	2.3%	2.3%	4.5%	4.1%
United States	1.6%	1.8%	2.2%	2.0%	2.1%	4.4%	3.7%	1.8%	2.0%	1.9%	2.3%	2.4%	4.1%	3.6%
Unemployment rates
Canada	6.4%	5.9%	9.6%	8.0%	7.1%	13.8%	13.9%	5.1%	5.0%	5.7%	5.7%	5.9%	8.5%	9.0%
United States	5.2%	4.6%	8.5%	6.8%	5.6%	12.6%	12.7%	3.3%	3.2%	3.7%	3.7%	3.8%	6.1%	6.8%
Housing Price Index (1)
Canada (2)	9.6%	5.4%	7.2%	4.5%	2.5%	(9.1)%	(4.6)%	3.7%	3.7%	0.5%	2.0%	2.5%	(12.3)%	(4.7)%
United States (3)	4.7%	4.2%	3.9%	1.4%	2.7%	(7.3)%	(2.2)%	4.4%	4.2%	3.4%	3.0%	2.7%	(5.7)%	(2.2)%

(1)	Real gross domestic product (GDP) and housing price index are year-over-year growth rates.
(2)	In Canada, we use the HPI Benchmark Composite.
(3)	In the United States, we use the National Case-Shiller House Price Index.
The ECL approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $2,300 million compared to the reported allowance for performing loans of $3,075 million as at October 31, 2020 ($1,050 million compared to the reported allowance for performing loans of $1,609 million as at October 31, 2019).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. We assess renegotiated loans for impairment consistent with our existing policies for impairment. When renegotiation leads to significant concessions being granted, and the concessions are for economic or legal reasons related to the borrower’s financial difficulty that we would not otherwise consider, the loan is classified as impaired. We consider one or a combination of the following to be significant concessions: (1) a reduction of the stated interest rate, (2) an extension of the maturity date or dates at a stated interest rate lower than the current market rate for a new loan with similar terms, or (3) forgiveness of principal or accrued interest.
Renegotiated loans remain in performing status if the modifications are not considered to be significant, or are returned to performing status when none of the criteria for classification as impaired continue
s
to apply.
The carrying value of loans with lifetime allowance for credit losses modified during the year ended October 31, 2020 was

$8,649
million
($209 million
 in
 2019), including modifications for COVID-19 payment deferrals of $
8,485
 million. Modified loans
of $49 million ($36 million in 2019 and $53 million in 201
8
) were written off during the year ended October 31, 20
20
.
As at October 31, 2020, $1,469 million ($66 million as at October 31, 2019) of loans previously modified saw their loss allowance during the year change from lifetime to 12-month expected credit loss.
Foreclosed Assets
Property or other assets that we received from borrowers to satisfy their loan commitments are classified as either held for use or held for sale according to management’s intention, recorded initially at fair value for own use assets and lower of carrying value or fair value less costs to sell for any assets held for sale. Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held for sale are assessed for impairment.
During the year ended October 31, 2020, we foreclosed on impaired loans and received
 $44 million of real estate properties that we classified as held for sale ($87 million in 2019). As at October 31, 2020, real estate properties held for sale totalled $27 million ($55 million in 2019). These properties are disposed of when considered appropriate.
Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans
,
and business and government loans. Additional information on our collateral requirements is included in Notes 14 and 24, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of Management’s Discussion and Analysis on pages
84
to
85
of this report.